UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Nuveen Global High Income Fund (JGH)
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Notice of Annual Meeting of Shareholders to be held on April 6, 2021	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

February 12, 2021

Nuveen Global High Income Fund (JGH)

To the Shareholders of the Fund:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Global High Income Fund, a Massachusetts business trust (the “Fund”), will be held on Tuesday, April 6, 2021 at 2:00 p.m., Central time (the “Annual Meeting”), for the purpose set forth below and to transact such other business, if any, as may properly come before the Annual Meeting.

Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, we will be hosting this year’s Annual Meeting as a completely virtual meeting of shareholders, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting www.meetingcenter.io/248622200 at the meeting date and time described in the accompanying Proxy Statement. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Annual Meeting is JGH2021. If your shares are held through an intermediary, you will need to register for the Annual Meeting at least three (3) business days prior to the Annual Meeting. Instructions for registering are set forth in the enclosed Proxy Statement. There is no physical location for the Annual Meeting.

Matters to Be Voted on by Shareholders:

1.	To elect three (3) Class III Trustees to the Board of Trustees of the Fund.

2.	To transact such other business as may properly come before the Annual Meeting.

* * *

Shareholders of record at the close of business on January 29, 2021 are entitled to notice of and to vote at the Annual Meeting.

Your vote is extremely important this year. We urge you to review the information in the accompanying proxy statement and vote FOR the election of the nominees of the Board of Trustees of the Fund (the “Board”) using the enclosed WHITE proxy card.

Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P. (“Saba Capital Management” and, collectively with the Saba Hedge Fund, “Saba”), has separately proposed two individuals to stand for election to the Board (the “Hedge Fund Nominees”).

The Board does NOT endorse the Hedge Fund Nominees.

You may receive solicitation materials from Saba, including an opposition proxy statement and proxy card, seeking your proxy to vote for the election of the Hedge Fund Nominees to the Board. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba Capital Management or the Hedge Fund Nominees contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board unanimously recommends a vote FOR the election of the Board’s nominees on the enclosed WHITE proxy card and urges you not to sign or return any proxy card sent to you by Saba or any person other than the Fund.

Do not send back any proxy card you may receive from the Saba Hedge Fund, even to withhold votes on the Hedge Fund Nominees, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting over the internet at the virtual Annual Meeting. Only the latest dated proxy you submit will be counted.

If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. Because of the contested nature of the election, if you do not give instructions to your broker, your broker will not be able to vote your shares with respect to the election. We urge you to instruct your broker or other nominee, by following those instructions, to vote your shares for the WHITE proxy card.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the WHITE proxy card, but don’t fill in a vote, your shares will be voted FOR the Board’s nominees, in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, including adjournment of the Annual Meeting, your shares will be voted at the proxies’ discretion.

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend and participant in the Annual Meeting online. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope, or you may vote by telephone or over the internet by following the instructions provided on the enclosed WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote over the internet, go to the internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

If your shares are registered in more than one name or are registered in different accounts, you may receive more than one WHITE proxy card. To make certain all of your shares are voted, please fill out and return each WHITE proxy card or follow the instructions included on each WHITE proxy card and vote each WHITE proxy card by telephone or through the internet.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposal or the voting instructions, please call Georgeson, LLC, the Fund’s proxy solicitor, at (866) 431-2108.

Mark L. Winget

Vice President and Secretary

Nuveen Global High Income Fund

Proxy Statement	333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Nuveen Global High Income Fund (JGH)

February 12, 2021

This Proxy Statement and the enclosed WHITE proxy card are first being mailed to shareholders on or about February 12, 2021.

General Information

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Nuveen Global High Income Fund, a Massachusetts business trust (the “Fund”), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, April 6, 2021 at 2:00 p.m., Central time (the “Annual Meeting”), and at any and all adjournment(s), postponement(s) or delay(s) thereof.

Because of the public health concerns regarding the coronavirus (COVID-19) pandemic, the Annual Meeting will be held in a virtual meeting format only, which will be conducted online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting www.meetingcenter.io/248622200 at the meeting date and time. If your shares are registered in your name, to participate in the Annual Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Annual Meeting is JGH2021. There is no physical location for the Annual Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three (3) business days prior to the date of the Annual Meeting. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

The Fund will furnish to any shareholder upon request, without charge, a copy of the Fund’s most recent annual report or semi-annual report to shareholders. Requests should be directed to Nuveen, in writing at 333 West Wacker Drive, Chicago, Illinois 60606, or by telephone at (800) 257-8787.

On the matters coming before the Annual Meeting as to which a choice has been specified by shareholders on the enclosed WHITE proxy card, the shares will be voted accordingly. If a properly executed WHITE proxy card is returned and no choice is specified, the shares will be voted FOR the election of the Board’s nominees as listed in this Proxy Statement. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed WHITE proxy card bearing a later date, or by attending the Annual Meeting online and voting your shares electronically. A prior proxy can also be revoked by voting again through the toll-free number or the internet address listed in the WHITE proxy card. Merely attending the Annual Meeting online, however, will not revoke any previously submitted proxy.

Your vote is extremely important this year. We urge you to review the proposal in this proxy statement and vote FOR the election of the Board’s nominees using the enclosed WHITE proxy card.

Saba Capital Master Fund, Ltd. (the “Saba Hedge Fund”), a hedge fund managed by Saba Capital Management, L.P. (“Saba Capital Management” and, collectively with the Saba Hedge Fund, “Saba”), has separately proposed two individuals to stand for election to the Board (the “Hedge Fund Nominees”).

The Board does NOT endorse the Hedge Fund Nominees.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat shares that vote “ABSTAIN” and shares represented by “broker non-votes” (as described below), if any, as present for purposes of determining a quorum.

If your shares are owned directly in your name with the Fund’s transfer agent, you are considered a registered holder of those shares. If you are the beneficial owner of shares held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. Brokers or other custodians holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposal before the Annual Meeting. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a “broker non-vote” occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. However, because of the contested nature of the proposal, to the extent your broker provides you with the proxy materials of the Saba Hedge Fund, your broker may not vote your shares. We urge you to instruct your broker or other nominee to vote your shares for the WHITE proxy card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the WHITE proxy card so that your votes may be counted.

Pursuant to the Fund’s By-Laws, because the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to elect the Trustees of the Fund. For purposes of determining the election of Trustees of the Fund, abstentions and broker non-votes will have the effect of a vote against a nominee.

Those persons who were shareholders of record at the close of business on Friday, January 29, 2021 the (“Record Date”) will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. As of January 29, 2021, the shares of the Fund were issued and outstanding as follows:

Common Shares:                23,177,392

Your vote is extremely important this year in light of the proxy contest being conducted by the Saba Hedge Fund.

You may receive solicitation materials from Saba, including an opposition proxy statement and proxy card, seeking your proxy to vote for the Hedge Fund Nominees, which proposal is unanimously OPPOSED by the Board. The Fund is not responsible for the accuracy of any information provided by or relating to the Saba Hedge Fund, Saba Capital Management or the Hedge Fund Nominees contained in solicitation material filed or disseminated by or on behalf of Saba, or any other statements that Saba may make. The Board urges you to not sign any proxy card sent to you by Saba or any person other than the Fund.

The Board does NOT endorse the Hedge Fund Nominees. The Board unanimously recommends a vote FOR the election of the Board’s nominees on the enclosed WHITE proxy card and urges you not to sign or return any proxy card sent to you by Saba. Do not send back any proxy card you may receive from the Saba Hedge Fund, even to withhold votes on the Hedge Fund

Nominees, as this may cancel your prior vote for the Board’s nominees. Even if you have previously returned a proxy card sent to you by Saba, you can change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided, by recording your voting instructions via telephone or the internet by following the instructions on the enclosed WHITE proxy card or by voting over the internet at the virtual Annual Meeting. Only the latest dated proxy you submit will be counted.

How Do I Vote?

In order to avoid delay and additional expense for the Fund and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend and participate in the Annual Meeting online. You may vote by mail by signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope or you may vote by telephone or over the internet by following the instructions provided on the enclosed WHITE proxy card.

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed WHITE proxy card. No postage is required if mailed in the United States.

•	By Telephone: To vote by telephone, please call the toll-free number located on your WHITE proxy card and follow the recorded instructions, using your WHITE proxy card as a guide.

•	By Internet: To vote over the internet, go to the internet address provided on your WHITE proxy card and follow the instructions, using your WHITE proxy card as a guide.

If your shares are registered in more than one name or are registered in different accounts, you may receive more than one WHITE proxy card. To make certain all of your shares are voted, please fill out and return each WHITE proxy card or follow the instructions included on each WHITE proxy card and vote each WHITE proxy card by telephone or through the internet.

Please review the enclosed materials and follow the instructions that appear on the enclosed WHITE proxy card. If you have questions about the proposal or the voting instructions, please call Georgeson, LLC, the Fund’s proxy solicitor, at (866) 431-2108.

1. ELECTION OF TRUSTEES

Pursuant to the organizational documents of the Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the shareholders to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified.

At the Annual Meeting, three (3) Class III Trustees will stand for election by the Fund’s shareholders. Trustees Jack B. Evans, Albin F. Moschner and Matthew Thornton III have been designated as Class III Trustees and as nominees for election as Class III Trustees at the Annual Meeting for a term expiring at the annual meeting of shareholders to be held in 2024 or until their successors have been duly elected and qualified.

The aforementioned nominees to the Board are collectively referred to herein as the “Board Nominees.” The Board unanimously recommends that you vote “FOR” each Board Nominee. It is the intention of the persons named in the enclosed WHITE proxy card to vote the shares represented thereby “FOR” the election of the Board Nominees unless the proxy is marked otherwise. Please promptly sign, date and return the enclosed WHITE proxy card or vote by telephone or over the internet by following the instructions provided on the enclosed WHITE proxy card. Please do not return or vote any other color proxy card you may receive.

Each of the Board Nominees has agreed to serve as a Trustee of the Fund if elected. However, should any nominee become unable to serve or for good cause will not serve, the proxies will be voted for substitute nominees, if any, designated by the Board.

Composition of the Board

Class I Trustees: Trustees William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are continuing Trustees and were last elected to the Fund’s Board at the annual meeting of shareholders held on April 10, 2019.

Class II Trustees: Trustees John K. Nelson, Terence J. Toth and Robert L. Young are continuing Trustees and were last elected to the Fund’s Board at the annual meeting of shareholders held on April 22, 2020.

Class III Trustees: Trustees Jack B. Evans, Albin F. Moschner and Matthew Thornton III have been nominated for election at the Annual Meeting. Trustees Evans and Moschner were last elected to the Fund’s Board at the annual meeting of shareholders held on April 11, 2018. Trustee Thornton was appointed to the Board effective November 16, 2020.

All Board Nominees and current and continuing Trustees are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or the Fund’s investment adviser, Nuveen Fund Advisors, LLC (“Adviser”), and have never been an employee or director of Nuveen, the Adviser’s parent company, or any affiliate. Accordingly, such Trustees are deemed “Independent Trustees.”

Board’s Consideration of the Board Nominees

Each of the Board Nominees, Jack B. Evans, Albin F. Moschner and Matthew Thornton III, is highly skilled and experienced. Please refer to the table under the heading “—Trustees/Board Nominees” which sets forth certain biographical information about the Trustees, including the Board Nominees. In addition, please refer to the information under the heading “—Board Leadership Structure and Risk Oversight—Board Diversification and Trustee Qualifications” for a more detailed discussion of the qualifications of each Trustee and the background, skills, experience and other attributes that led to the Board’s determination that they were qualified to serve on the Board.

The Nominating and Governance Committee unanimously determined to recommend the nomination of Jack B. Evans, who has served as a Trustee of the Fund since 1999, Albin F. Moschner, who has served as a Trustee of the Fund since 2016, and Matthew Thornton III, who was unanimously appointed to the Board, effective November 16, 2020, following a thorough selection process by the Trustees. The Board received and reviewed the recommendation of the Nominating and Governance Committee and unanimously determined to nominate Mr. Evans, Mr. Moschner and Mr. Thornton.

The Nominating and Governance Committee and the Board considered each Board Nominee’s background, skills, experience and other attributes. The Board seeks to provide effective governance by establishing a board, the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business as it continues to grow and develop. In pursuit of this goal, the Board believes that it generally benefits from a diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Trustees. The Board of the Nuveen funds has been a part of Nuveen’s growth and change, as well as the fund industry’s evolution since the first Nuveen funds were launched in 1976. The Board’s culture has been built over this long period, and the current Board’s beliefs and ways of working are the legacy of a long-developed stance of strong independence that is in positive tension with the capable, values-oriented teams and leaders of Nuveen. The Nominating and Governance Committee considered the manner in which each of the Board Nominees embodies the principles set forth in the Governing Principles of the Board (the “Governing

Principles”) by serving the interests of the shareholders of the Fund. Pursuant to the Governing Principles, the Board seeks to ensure that the Fund operates in accordance with its investment objectives, risk profile and strategies, at an appropriate cost and with a high level of service for shareholders. To accomplish this goal, the Board values Trustees who work with each other and Fund management in a cooperative, open and trusting manner, as the Board believes that operating collegially among themselves and with management best serves Fund shareholders. Nonetheless, the Board values direct and constructive criticism to challenge itself and management to work on behalf of Fund shareholders. The Board’s primary concern is the fiduciary responsibility it owes to Fund shareholders. Therefore, beyond any legal restrictions, the Board expects each Trustee to agree to make the board of the Nuveen funds a primary focus of such Trustee’s outside board commitments.

The Trustees strongly believe that the current Trustees, who have consistently demonstrated their ability to live up to the Governing Principles and deliver value to shareholders, are best able to represent the long-term interests of Fund shareholders. The Board Nominees, together with the other Trustees on the Board, are focused on creating sustainable value for Fund shareholders. Under the leadership of the Board, the Fund has delivered competitive peer- and benchmark-relative returns on net asset value and market price over time. In addition, the Fund has delivered on its investment objective of high current income by paying a meaningfully higher distribution yield than its benchmark over time. The Board seeks to ensure that the Fund operates in a manner intended to protect and advance the overall interests of Fund shareholders, not those of opportunistic short-term traders who seek short-term profits that are incompatible with the Fund’s investment objective to seek a high level of current income.

On December 18, 2020, the Board received a letter from the Saba Hedge Fund, as amended by letters dated January 12, 2021 and February 8, 2021, regarding its intent to nominate the Hedge Fund Nominees for election as Class III Trustees. The Nominating and Governance Committee and the Board reviewed the communication from the Saba Hedge Fund, including information regarding the qualifications of the Hedge Fund Nominees, and presentations from Fund management and others. The Board considered that the current Trustees have extensive experience with registered closed-end funds generally, with global and high yield bond funds and with this Fund, its objective, strategies and service providers. On the other hand, the Board considered that the Hedge Fund Nominees do not have the same experience with the Fund (or comparable funds from other sponsors), its investment objective and strategies and its service providers. Nor do the Hedge Fund Nominees have the extensive experience with investment company governance possessed by the current Trustees. The Board also considered that the Hedge Fund Nominees may seek to advance the short-term goals of the Saba Hedge Fund rather than the long-term interests of all Fund shareholders. In addition, the Board considered the benefits of the unitary board structure described under “—Board Leadership Structure and Risk Oversight.”

Therefore, the Nominating and Governance Committee and the Board continue to support the nomination of the Board Nominees. The Board unanimously recommends that shareholders vote FOR the election of the Board Nominees listed in this Proxy Statement and on the enclosed WHITE proxy card.

Based on public filings by Saba Capital Management, the Fund is aware that Saba has notified another closed-end fund of its intent to nominate Thomas H. McGlade to be a trustee of that fund. The Fund has advised Saba that in accordance with the trustee qualification requirements established by the Fund’s By-Laws, if Mr. McGlade is nominated to be a trustee of another fund prior to the Annual Meeting, he would fail to satisfy the trustee qualification requirements and would be disqualified from being nominated to be a trustee of the Fund at the Annual Meeting.

The Board does NOT endorse the Hedge Fund Nominees and unanimously recommends that you disregard and do not return any proxy card you receive from Saba. Voting to “WITHHOLD” or to “ABSTAIN” with respect to any Hedge Fund Nominee on a proxy card sent to you by Saba is NOT the same as voting for the Board Nominees because a vote to “WITHHOLD” or to “ABSTAIN” with respect to any Hedge Fund Nominee on its proxy card will revoke any proxy you previously submitted. If you have previously submitted a proxy card sent to you by Saba, you can revoke that proxy and vote for the Board Nominees by delivering a duly executed WHITE proxy card bearing a later date, by voting again through the toll-free number or the internet address listed in the WHITE proxy card or by attending the Annual Meeting online and voting your shares electronically. Only your latest dated proxy will be counted. Merely attending the Annual Meeting online, however, will not revoke any previously submitted proxy.

Trustees/Board Nominees

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Terence J. Toth c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1959	Chair of the Board; Trustee	Term: Class II Trustee until 2023 annual shareholder meeting Length of Service: Since 2008, Chair of the Board since July 1, 2018	Formerly, Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director of Quality Control Corporation (manufacturing) (since 2012); formerly, Director, Fulcrum IT Service LLC (information technology services firm to government entities) (2010-2019); formerly, Director LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	148	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Jack B. Evans c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term: Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 1999

Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); formerly, Director (1998-2003), Federal Reserve Bank of Chicago; formerly,

President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc. (regional financial services firm); formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company (media and publishing).

				148	Director and Chairman (since 2009), United Fire Group, a publicly held company; formerly, Director (2000-2013), Alliant Energy.

William C. Hunter c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1948	Trustee	Term: Class I Trustee until 2022 annual shareholder meeting Length of Service: Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	148	Director (since 2009) of Wellmark, Inc; formerly, Director (2004-2018) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Albin F. Moschner c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1952	Trustee	Term: Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC (management consulting) (since 2012); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (telecommunications services) (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunications services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996), with Zenith Electronics Corporation (consumer electronics).	148	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016).

John K. Nelson c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1962	Trustee	Term: Class II Trustee until 2023 annual shareholder meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair	148	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

			of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.

Judith M. Stockdale c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term: Class I Trustee until 2022 annual shareholder meeting Length of Service: Since 1997	Board Member of the Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	148	None

Carole E. Stone c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1947	Trustee	Term: Class I Trustee until 2022 annual shareholder meeting Length of Service: Since 2007	Former Director, Chicago Board Options Exchange (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	148	Formerly, Director, Cboe Global Markets, Inc. (2010-2020) (formerly named CBOE Holdings, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Matthew Thornton III(2) c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1964	Trustee	Term: Class III Trustee until 2021 annual shareholder meeting Length of Service: Since 2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (non-profit organization dedicated to preventing childhood injuries).	148	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Member of the Board of Directors (since 2020), Crown Castle International (provider of communications infrastructure).

Margaret L. Wolff c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1955	Trustee	Term: Class I Trustee until 2022 annual shareholder meeting Length of Service: Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	148	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Robert L. Young c/o Nuveen 333 West Wacker Drive Chicago, IL 60606 1963	Trustee	Term: Class II Trustee until 2023 annual shareholder meeting Length of Service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	148	None

(1)	Length of Time Served indicates the year in which the individual became a board member of a fund in the Nuveen fund complex.

(2)	Trustee Thornton was appointed to the Board effective November 16, 2020.

Trustees Investments in the Fund

In order to create an appropriate identity of interests between Trustees and shareholders, the Boards of Directors/Trustees of the Nuveen funds have adopted Governing Principles pursuant to which each Trustee is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen fund complex.

The following table lists the number of shares of the Fund beneficially owned by each Trustee/Board Nominee and the dollar range of equity securities beneficially owned by each Trustee/Board Nominee in the Fund and in all Nuveen funds overseen by the Trustee/Board Nominee as of December 31, 2020. The information as to beneficial ownership is based on statements furnished by each Trustee/Board Nominee.

Trustee/Board Nominee	Number of Shares of the Fund Owned	Dollar Range of Equity Securities in the Fund	Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Board Nominee in Family of Investment Companies(1)
Jack B. Evans	0	$0	Over $100,000
William C. Hunter	0	$0	Over $100,000
Albin F. Moschner	0	$0	Over $100,000
John K. Nelson	0	$0	Over $100,000
Judith M. Stockdale	1,009	$10,001 - $50,000	Over $100,000
Carole E. Stone	0	$0	Over $100,000
Matthew Thornton III(2)	0	$0	None
Terence J. Toth	0	$0	Over $100,000
Margaret L. Wolff	0	$0	Over $100,000
Robert L. Young	0	$0	Over $100,000

(1)	Amounts reflect the aggregate dollar range of equity securities beneficially owned by the Trustee/Board Nominee in the Fund and in all Nuveen funds overseen by each Trustee/Board Nominee.

(2)	Trustee Thornton was appointed to the Board, effective November 16, 2020.

As of December 31, 2020, each Trustee’s individual beneficial shareholdings of the Fund constituted less than 1% of the outstanding shares of the Fund. As of December 31, 2020, the Trustees and executive officers as a group beneficially owned less than 1% of the outstanding shares of the Fund.

Compensation

Prior to January 1, 2020, Independent Trustees received a $190,000 annual retainer plus (a) a fee of $6,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acted as pricing committee for

IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chair of the Board received $90,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee received $15,000 each as additional retainers. Independent Trustees also received a fee of $3,000 per day for site visits to entities that provided services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the Nuveen funds on the basis of relative net assets, although management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2020, Independent Trustees receive a $195,000 annual retainer, increased to $200,000 as of January 1, 2021, plus they receive (a) a fee of $6,750 per day, increased to $7,000 per day as of January 1, 2021, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, increased to $100,000 as of January 1, 2021, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $15,000 each as additional retainers. Independent Trustees also receive a fee of $3,000 per day, increased to $3,500 per day as of January 1, 2021, for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting. In certain circumstances, such as during the COVID-19 pandemic, the Board may hold in-person meetings by telephonic or videographic means and be compensated at the in-person rate.

The Fund does not have a retirement or pension plan. Certain Nuveen funds, including the Fund, participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Trustee to elect to defer receipt of all or a portion of his or her compensation as an Independent Trustee. The deferred compensation of a participating Independent Trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to such Independent Trustee. The value of an Independent Trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen open-end funds. At the time for commencing distributions from an Independent Trustee’s deferral account, the Independent Trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Fund has no employees. The officers of the Fund serve without any compensation from the Fund. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. The Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

The table below shows, for each Trustee, the aggregate compensation paid by the Fund to the Trustee/Board Nominee for its last fiscal year.

Trustee/Board Nominee	Compensation from the Fund(*)	Total Compensation from Nuveen Funds(*)
Jack B. Evans	$1,248	$392,652
William C. Hunter	$1,364	$396,750
Albin F. Moschner	$1,318	$380,050
John K. Nelson	$1,435	$417,500
Judith M. Stockdale	$1,003	$400,147
Carole E. Stone	$909	$404,611
Matthew Thornton III	$—	$—
Terence J. Toth	$1,618	$467,300
Margaret L. Wolff	$895	$385,629
Robert L. Young	$—	$425,754

(*)

Total Compensation from Nuveen Funds is for the one-year period ended December 31, 2020, and includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more one or more of the eligible Nuveen open-end funds. Total deferred fees for the Fund (including the return from the assumed investment in one or more of the eligible Nuveen open-end funds) payable are:

Trustee/Board Nominee	Deferred Compensation
Jack B. Evans	$101
William C. Hunter	$—
Albin F. Moschner	$—
John K. Nelson	$—
Judith M. Stockdale	$367
Carole E. Stone	$484
Matthew Thornton III	$—
Terence J. Toth	$—
Margaret L. Wolff	$452
Robert L. Young	$1,478

Board Leadership Structure and Risk Oversight

The Board of the Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serves on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board the overall composition of which will, as a body, possess the appropriate skills, diversity (including, among other things, gender, race and ethnicity), independence and experience to oversee the Fund’s business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background (including, among other things, gender, race and ethnicity), skills, experience and views among Trustees, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation and risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair who is an Independent Trustee. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Trustees have elected Terence J. Toth as the independent Chair of the Board. Pursuant to the Fund’s By-Laws, the Chair shall perform all duties incident to the office of Chair of the Board and such other duties as from time to time may be assigned to him or her by the Trustees or the By-Laws.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Trustees to focus on particular operations or issues affecting the Fund, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. The Executive Committee held no meetings during the Fund’s last fiscal year.

Dividend Committee. The Dividend Committee is authorized to declare distributions on the Fund’s shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The Dividend Committee operates under a written charter adopted and approved by the Board. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. The Dividend Committee held eight meetings during the Fund’s last fiscal year.

Audit Committee. The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (“1934 Act”), that is composed of Independent Trustees who are also “independent” as that term is defined in the listing standards of the NYSE pertaining to closed-end funds. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Fund, and the audits of the financial statements of the Fund; the quality and integrity of the financial statements of the Fund; the Fund’s compliance with legal and regulatory requirements relating to the Fund’s financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Fund and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Fund’s portfolio. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Fund’s pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the Audit

Committee, reviews any issues relating to the valuation of the Fund’s securities brought to its attention, and considers the risks to the Fund in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Fund in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives and reviews annual and semi-annual reports and has regular meetings with the external auditors for the Fund and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Fund’s financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson, Albin F. Moschner and Judith M. Stockdale, each of whom is an Independent Trustee of the Fund. A copy of the Charter is available at www.nuveen.com/fund-governance. The Audit Committee held four meetings during the Fund’s last fiscal year.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Fund that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Fund’s compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Fund arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance

Committee evaluates the risks to the Fund in adopting a particular approach or resolution compared to the anticipated benefits to the Fund and its shareholders.

In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Fund’s Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Fund’s and its service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment oversight group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment oversight group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Margaret L. Wolff, Chair, John K. Nelson, Matthew Thornton III, Terence J. Toth and Robert L. Young. The Compliance Committee held five meetings during the Fund’s last fiscal year.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary Board and committee structures have been developed over the years and the Nominating and Governance Committee believes these structures have provided efficient and effective governance, the Nominating and Governance Committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the Nominating and Governance Committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Fund’s business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Trustees; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees, and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence meetings with internal and external sub-advisers and service providers) and, if qualifying as an Independent Trustee candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of those entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Trustees. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website at www.nuveen.com/fund-governance., and is composed entirely of Independent Trustees, who are also “independent” as defined by NYSE listing standards. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Matthew Thornton III, Margaret L. Wolff and Robert L. Young. The Nominating and Governance Committee held five meetings during the Fund’s last fiscal year.

Closed-End Funds Committee. The Closed-End Funds Committee was established by the Board in 2012 and is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as closed-end management investment companies (“Closed-End Funds”). The Closed-End Funds Committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The Closed-End Funds Committee receives updates on the secondary closed-end fund market and evaluates the premiums and discounts of the Nuveen closed-end funds, including the Fund, at each quarterly meeting. The Closed-End Funds Committee reviews, among other things, the premium and discount trends in the broader closed-end fund market, by asset category and by closed-end fund; the historical total return performance data for the Nuveen closed-end funds, including the Fund, based on net asset value and price over various periods; the volatility trends in the market; the use of leverage by the Nuveen closed-end funds, including the Fund; the distribution data of the Nuveen closed-end funds, including the Fund, and as compared to peer averages; and a summary of common share issuances, if any, and share repurchases, if any, during the applicable quarter by the Nuveen closed-end funds, including the Fund. The Closed-End Funds Committee regularly engages in more in-depth discussions of premiums and discounts of the Nuveen closed-end funds. Additionally, the Closed-End Funds Committee members participate in workshops to explore, among other things, actions to address discounts of the Nuveen closed-end funds, potential share repurchases and available leverage strategies and their use. The Closed-End Funds Committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Jack B. Evans, Chair, William C. Hunter, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The Closed-End Funds Committee held five meetings during the Fund’s last fiscal year.

Trustee Attendance. The Board held five regular meetings and fourteen special meetings during the Fund’s last fiscal year. During the last fiscal year, each Trustee attended 75% or more of the Fund’s Board meetings and committee meetings (if a member thereof) held during the period for which such Trustee was a Trustee. The policy of the Board relating to attendance by Trustees at the annual meeting of shareholders of the Fund and the number of Trustees who attended the last annual meeting of shareholders of the Fund is posted on the Fund’s website at www.nuveen.com/fund-governance.

Board Diversification and Trustee Qualifications. In determining that a particular Trustee was qualified to serve on the Board, the Board considered each Trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Trustee satisfies this standard. An effective Trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each Trustee should serve in that capacity. References to the experiences, qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans

Mr. Evans has served as Chairman since 2019 and President (1996-2019) of The Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer (1972-1995) of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago from 1998 to 2003 as well as a Director of Alliant Energy from 2000 to 2004 and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board (since 2009) of United Fire Group, a Life Trustee of Coe College and formerly served as a Director and Public Member of the American Board of Orthopaedic Surgery from 2015 to 2020 and served on the Board of The Gazette Company. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation. Dr. Hunter received his PhD (1978) and MBA (1970) from Northwestern University and his BS from Hampton University (1970). Dr. Hunter joined the Board in 2004.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC,

Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner was formerly Chairman (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979. Mr. Moschner joined the Board in 2016.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12, LLC. (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010- 2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991). Mr. Nelson joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.) having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2007.

Matthew Thornton III

Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of

Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee, and the Board of Directors of Crown Castle International (since 2020), where he is a member of the Strategy Committee and the Compensation Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001. Mr. Thornton joined the Board in 2020.

Terence J. Toth

Mr. Toth, the Board’s independent Chair, was a Co-Founding Partner of Promus Capital (2008 to 2017). From 2010 to 2019, he was a Director of Fulcrum IT Services, LLC and from 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to November 2017, she was a board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law. Ms. Wolff joined the Board in 2016.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees. Mr. Young joined the Board in 2017.

Trustee Terms. Shareholders will be asked to elect Trustees as each Trustee’s term expires, and such Trustees shall be elected for a term expiring at the time of the third succeeding annual meeting of shareholders subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Fund. Officers receive no compensation from the Fund. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)
David J. Lamb 333 West Wacker Drive Chicago, IL 60606 1963	Chief Administrative Officer	Term: Annual Length of Service: Since 2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President and Associate General Counsel of Nuveen (since 2013).

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017), formerly, Vice President (2010-2017) of Nuveen, LLC; Head of Investment Oversight (since September 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Jacques M. Longerstaey 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1963	Vice President	Term: Annual Length of Service: since 2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013–2019).

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011- 2016); Vice President (since 2007) and Secretary (since 2016), (formerly, Assistant Secretary) of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

Deann D. Morgan 730 Third Avenue New York, NY 10017 1969	Vice President	Term: Annual Length of Service: Since 2020	President of Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product of Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC ; Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing of The Blackstone Group (2013-2017).

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), General Counsel (since 2020) and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017), and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen, LLC.

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen, LLC.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years(2)

E. Scott Wickerham 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director, Senior Managing Director (since 2019), of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 1968	Vice President and Secretary	Term: Annual Length of Service: Since 2008

Vice President and Assistant

Secretary of Nuveen Securities,

LLC (since 2008); Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen, LLC.

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 1988	Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); Vice President (since 2017); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.

(1)	Length of Time Served indicates the year the individual first became an officer of a fund in the Nuveen fund complex.

(2)	Information as of December 31, 2020.

Audit Committee Report

The Audit Committee of the Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements of the Fund, (2) the quality and integrity of the Fund’s financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the Audit Committee reviews the Fund’s annual financial statements with both management and the independent registered public accounting firm and the Audit Committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of the Fund’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Fund’s independent registered public accounting firm. The Audit Committee is currently composed of six Independent Trustees and operates under a written charter adopted and approved by the Board. Each Audit Committee member meets the independence and experience requirements, as applicable, of the NYSE, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The Audit Committee, in discharging its duties, has met with and held discussions with management and the Fund’s independent registered public accounting firm. The Audit Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that the Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). The Fund’s independent registered public accounting firm provided to the Audit Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee has recommended that the audited financial statements be included in the Fund’s Annual Report.

The current members of the Audit Committee are:

Jack B. Evans

William C. Hunter

Albin F. Moschner

John K. Nelson

Judith M. Stockdale

Carole E. Stone, Chair

Audit and Related Fees

The following tables provide the aggregate fees billed during the Fund’s last two fiscal years by the Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of the Fund including those relating (i) to the Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund (“Adviser Entities”).

Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
Fund		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles		Fund		Adviser and Adviser Entitles
Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
$54,555	$55,255	$0	$0	$0	$0	$257	$0	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees.” These fees include offerings related to the Fund’s Common Shares and leverage.

(2)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(3)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
$257	$0	$0	$0	$0	$0	$257	$0

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve the Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for the Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his or her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000. The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to the Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of the Fund). None of the services rendered by the independent registered public accounting firm to the Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

ADDITIONAL INFORMATION

Appointment of the Independent Registered Public Accounting Firm

The Board of the Fund has appointed KPMG LLP (“KPMG”) as independent registered public accounting firm to audit the books and records of the Fund for its current fiscal year. A representative of KPMG will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG has informed the Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Trustees and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the SEC and the NYSE, as applicable. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that its Trustees and officers, Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year.

To the knowledge of management of the Fund, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided under “—Principal Shareholders.”

Principal Shareholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as provided below:

Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Common Shares	McGowan Group Asset Management, Inc. [1] 200 Crescent Court Suite 657 Dallas, TX 75201	2,863,655	12.35%

	Saba Capital Management, L.P. [2] Saba Capital Management GP, LLC [2] Mr. Boaz R. Weinstein [2] 405 Lexington Avenue, 58th Floor New York, NY 10174	2,288,325	9.9%

	First Trust Portfolios L.P. [3] First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,924,324	8.30%

(1)	Based on Form 13F filed on November 12, 2020.

(2)

Based on Schedule 13D/A filed on December 21, 2020. Saba Capital Management, L.P., Saba Capital Management GP, LLC and Mr. Boaz R. Weinstein filed their Schedule 13D jointly and did not differentiate holdings as to each entity.

(3)

Based on a Schedule 13G/A filed on January 22, 2021. First Trust Portfolios L.P., First Trust Advisors L.P. and the Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

The Fund’s By-Laws include provisions (the “Control Share By-Law”) pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Such authorization shall require the affirmative vote of the holders of a majority (more than 50%) of the shares of the Fund entitled to vote in the election of Trustees excluding “Interested Shares,” which include shares held by Fund officers and any person who has acquired common shares in a Control Share Acquisition.

The By-Laws define a “Control Share Acquisition,” subject to various conditions and exceptions, generally to mean an acquisition of common shares that would give the beneficial owner, upon the acquisition of such shares, the ability to exercise voting power, but for the Control Share Provisions, in the election of Trustees in any one of the following ranges: (i) one-tenth or more, but less than one-fifth of all voting power; (ii) one-fifth or more, but less than one-third of all voting power;

(iii) one-third or more, but less than a majority of all voting power; or (iv) a majority or more of all voting power. For this purpose, all common shares acquired by a person within ninety days before or after the date on which such person acquires common shares that result in a Control Share Acquisition, and all common shares acquired by such person pursuant to a plan to make a Control Share Acquisition, shall be deemed to have been acquired in the same Control Share Acquisition.

The Control Share By-Law excludes certain acquisitions of common shares from the definition of Control Share Acquisition, including acquisitions of common shares that occurred prior to October 5, 2020, though such common shares (i) are included in assessing whether any subsequent common share acquisition exceeds one of the enumerated thresholds and (ii) may deemed to have been acquired in a Control Share Acquisition if acquired within ninety days before the date of an acquisition of common shares after October 5, 2020 that results in a Control Share Acquisition.

Subject to various conditions and procedural requirements, including the delivery of a “Control Share Acquisition Statement” to the Fund setting forth certain required information, a shareholder who obtains or proposes to obtain beneficial ownership of common shares in a Control Share Acquisition generally may request a vote of shareholders to approve the authorization of voting rights of such shareholder with respect to such common shares. No shareholder has submitted a Control Share Acquisition Statement or requested a vote of shareholders to approve the authorization of voting rights.

Unless authorized by shareholders as described herein, a shareholder who obtained beneficial ownership of common shares in a Control Share Acquisition will not be able to vote such shares for the election of Trustees at the Annual Meeting.

A shareholder seeking to acquire common shares in a Control Share Acquisition is encouraged to carefully review the Fund’s By-Laws. A copy of the By-Laws is available on the EDGAR Database on the SEC’s website at www.sec.gov and may be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Information About the Adviser

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser to the Fund. The Adviser is an indirect subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund.

Shareholder Proposals

To be considered for presentation at the 2022 annual meeting of shareholders for the Fund, shareholder proposals or nominations submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than October 15, 2021. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Fund’s By-Laws, submit such written notice to the Fund no earlier than November 14, 2021 and no later than November 29, 2021.

Proposals may be presented by shareholders only if advance notice is duly submitted in accordance with applicable law and the Fund’s governing documents, and the subject matter of such proposal is a matter upon which the proposing shareholder is entitled to vote. The Fund’s By-Laws require shareholders submitting advance notice of proposals of business or nominations for election as Trustees to provide the Fund with certain information and representations about the proponent shareholder and the nominees or business being proposed.

A shareholder wishing to present a proposal of business or nomination is encouraged to carefully review the Fund’s By-Laws. A copy of the By-Laws of the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov and may be obtained by writing to the Secretary of the Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Trustee should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the Chair and the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

As a result of the potential proxy solicitation by Saba, the Fund may incur additional costs in connection with its solicitation of proxies. The cost of soliciting proxies will be borne by the Fund. The Fund estimates that the total expenditures relating to the Fund’s proxy solicitation (other than salaries and wages of officers and employees of the Fund and the Adviser) will be approximately $410,000, of which approximately

$30,000 has been incurred as of the date hereof. Certain officers of the Fund and certain officers and employees of the Adviser or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson, LLC as its proxy solicitor and will pay a project management fee as well as fees charged on a per call basis and certain other expenses. In addition, an affiliate of the Adviser has agreed to indemnify Georgeson and certain related persons against certain liabilities relating to or arising out of Georgeson’s engagement. Georgeson, LLC has advised the Fund that approximately 25 of its employees will be involved in the solicitation of proxies by Georgeson, LLC on behalf of the Fund. Management of the Fund estimates that the fees payable to Georgeson, LLC by the Fund will be approximately $237,000.

Fiscal Year

The last fiscal year end for the Fund was December 31, 2020.

Shareholder Report Delivery

Shareholder reports will be furnished to shareholders of record of the Fund following the applicable period. As permitted by regulations adopted by the SEC, shareholder reports will be made available on the Fund’s website (www.nuveen.com/closed-end-funds/), and shareholders will be notified by mail each time a report is posted and provided with a website link to access the report. Shareholders may elect to receive all future reports in paper free of charge. If you own shares of the Fund through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to receive paper copies of your shareholder reports by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787. Your election to receive shareholder reports in paper will apply to all Nuveen funds if you invest directly with the Fund or to all funds held in your account if you invest through your financial intermediary.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on April 6, 2021:

The Fund’s proxy statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the Fund at the address and phone number set forth above.

Additional Information About the Solicitation

On January 14, 2021, Saba Capital Management and Saba Capital CEF Opportunities 1, Ltd., delivered to the Fund a letter demanding that the Trust rescind the Control Share By-Law and commence judicial action against the Trustees to ensure that the Control Share By-Law is withdrawn. Also on January 14, 2021, Saba Capital Management and Saba CEF Opportunities 1, Ltd., filed a civil complaint in the U.S. District Court for the Southern District of New York against the Fund, certain other Nuveen funds and the Trustees, seeking a declaration that the Control-Share By-Law violates the 1940 Act, rescission of the Control-Share By-Law and a permanent injunction against applying the Control Share By-Law. See “—Principal Shareholders” for additional information regarding the Control Share By-Law.

On February 3, 2021, Saba delivered to the Fund a letter objecting to the Fund’s adoption of the provision of the Fund’s By-Laws pursuant to which the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to elect the Trustees of the Fund because the number of persons nominated for election as Trustees exceeds the number of Trustees to be elected, and requesting that such provision be withdrawn.

Appendix A to this Proxy Statement sets forth certain information relating to the Fund’s Trustees, executive officers and certain other persons who may be deemed to be “participants” in the solicitation of proxies.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting for a vote, the proxies will be voted by the persons named in the enclosed WHITE proxy card upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available beginning ten days prior to the date of the Annual Meeting for inspection by any shareholder for any legally valid purpose related to the Annual Meeting. Shareholders interested in inspecting the list of shareholders of the Fund should contact (800) 257-8787 for additional information. To email the Fund, please visit www.nuveen.com/contact-us.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. Under the Fund’s By-Laws, the Annual Meeting, whether or not a quorum is present, may, by announcement of the person appointed to serve as chair of the Annual Meeting, be adjourned with respect to one or more or all matters to be considered at the Annual Meeting from time to time to a designated time and place. The appointed chair may adjourn the Annual Meeting to permit further solicitation of proxies.

IF YOU CANNOT BE ATTEND AND PARTICIPATE IN THE ANNUAL MEETING ONLINE, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF THE PROXY CARD IS MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED ON THE ENCLOSED WHITE PROXY CARD

Mark L. Winget Vice President and Secretary February 12, 2021

Appendix A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, the Trustees, the Board Nominees, and certain executive officers of the Fund may be deemed to be “participants” with respect to the Fund’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who may be deemed to be “participants.”

Trustees and Board Nominees

The following sets forth the names of the Trustees who may be deemed to be “participants” in the solicitation. The principal occupations of the Trustees are set forth under “1. Election of Trustees—Trustees/Board Nominees” in this Proxy Statement. Each Trustee has a business address c/o Nuveen, 333 West Wacker Drive, Chicago, IL 60606.

Terence J. Toth

Jack B. Evans

William C. Hunter

Albin F. Moschner

John K. Nelson

Judith M. Stockdale

Carole E. Stone

Matthew Thornton III

Margaret L. Wolff

Robert L. Young

Executive Officers and Nuveen Employees

The following sets forth the name, principal occupation and business address of each of the Fund’s executive officers and any Nuveen employees who may be deemed “participants” in the solicitation.

Name	Principal Occupation	Business Address
David J. Lamb	*	*
Mark J. Czarniecki	*	*
Diana R. Gonzalez	*	*
Nathaniel T. Jones	*	*
Tina M. Lazar	*	*
Brian J. Lockhart	*	*
Jacques M. Longerstaey	*	*
Kevin J. McCarthy	*	*

Name	Principal Occupation	Business Address
Deann D. Morgan	*	*
Christopher M. Rohrbacher	*	*
William A. Siffermann	*	*
E. Scott Wickerham	*	*
Mark L. Winget	*	*
Gifford R. Zimmerman	*	*
Thomas R. Findlay	Vice President, Nuveen	333 West Wacker Drive, Chicago, IL 60606

*	The principal occupation and business address of each executive officer is set forth under “1. Election of Trustees—The Officers” in this Proxy Statement.

Information Regarding Ownership of the Fund’s Securities by Participants

Except as set forth under “1. Election of Trustees—Trustees Investments in the Fund,” none of the persons listed above under “Trustees and Board Nominees” or “Executive Officers” owns any securities of the Fund of record or beneficially as of December 31, 2020.

Information Regarding Transactions in the Fund Securities by Participants

Except as set forth below, none of the persons listed above under “Trustees and Board Nominees” or “Executive Officers” has engaged in any transactions deemed to be purchases and sales of the Fund’s securities during the past two years.

Miscellaneous Information Concerning Participants

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”) is either a party to any transaction or series of transactions since the beginning of the Fund’s last fiscal year, or has knowledge of any current proposed transaction or series of proposed transactions, (i) to which the Fund or any of its subsidiaries was or is to be a participant, (ii) in which the amount involved exceeds $120,000, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Appendix A or this Proxy Statement, (a) no participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Fund or any securities of any subsidiary of the Fund, and (b) no participant owns any securities of the Fund of record but not beneficially.

Except as described in this Appendix A or elsewhere in this Proxy Statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of their affiliates will or may be a party.

Except as described in this Appendix A or elsewhere in this Proxy Statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate since the beginning of the Fund’s last fiscal year with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except as described in this Appendix A or this Proxy Statement, and excluding any trustee or executive officer of the Fund acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as a trustee is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	JGH 0421

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this White Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/248622200

on April 6 at 2:00 p.m. Central Time

To Participate in the Virtual Meeting,

enter the 14-digit control number from

the shaded box on this card

The Password for this meeting is

JGH2021

Please detach at perforation before mailing.

WHITE PROXY CARD	NUVEEN GLOBAL HIGH INCOME FUND THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2021

COMMON SHARES

The Annual Meeting of Shareholders of Nuveen Global High Income Fund, a Massachusetts business trust (the “Fund”), will be held virtually on Tuesday, April 6, 2021. At this meeting, you will be asked to vote on the proposal described in the Proxy Statement. The undersigned hereby appoints Kevin J. McCarthy, Christopher M. Rohrbacher and Mark L. Winget, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/248622200 on April 6, 2021, at 2:00 p.m. Central time, as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is JGH2021.

The shares represented by this proxy will be voted as instructed. If this proxy is executed, but no instruction is given with respect to the proposal, this proxy will be voted “FOR” the election of each of the Board’s nominees (Proposal 1). The Board unanimously recommends a vote FOR the election of the Board’s nominees on the enclosed WHITE proxy card and urges you not to sign or return any proxy card sent to you by Saba or any person other than the Fund.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE VIRTUAL MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NUV_31903_021121

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE WHITE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Global High Income Fund

Annual Meeting of Shareholders to be held virtually on April 6, 2021.

The Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS WHITE PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s), postponement(s), or delay(s) thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the election of each of the Board’s nominees (Proposal 1).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal THE BOARD RECOMMENDS VOTING “FOR ALL” BOARD NOMINEES IN PROPOSAL 1.

1.	To elect three (3) Class III Trustees to the Board of Trustees of the Fund.
				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Jack B. Evans	02. Albin F. Moschner	03. Matthew Thornton III	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided.

2.	To transact such other business as may properly come before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this White Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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